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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 27, 1997
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                  CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
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           (Exact name of registrant as specified in its charter)


DELAWARE                             333-9371                      38-3304095
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
 of incorporation)                                           Identification No.)

24 FRANK LLOYD WRIGHT DR., P.O. BOX 544, ANN ARBOR, MICHIGAN          48106
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             (Address of principal executive offices)               (Zip Code)


Registrant's telephone number,
including area code: (313) 994-5505 or (800) 522-7832
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                               Not Applicable
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        (Former name or former address, if changed since last report)


















    This document contains 4 pages.  There are no exhibits attached hereto.


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Item 5.  Other Events.

     Capitalized terms not otherwise defined herein shall have the same meaning as in the prospectus of Captec Franchise Capital Partners L.P. IV (the "Partnership") dated December 23, 1996, as supplemented to date (the "Prospectus").

     On May 27,1997, the Partnership acquired restaurant equipment to be used in the operation of a Shells Seafood Restaurant, located at 9965 San Jose
Blvd., Jacksonville, Florida  (the "Jacksonville Shells Equipment").   The
Jacksonville Shells Equipment was purchased from various vendors for a total cost of $118,658.30 and leased to Shells Seafood Restaurants, Inc., a Delaware corporation ("Shells Seafood"). The headquarter offices of Shells Seafood are located at 16316 N. Dale Mabry Highway, Suite 100, Tampa, Florida. Shells Seafood owns and operates the Shells Seafood Restaurant. The purchase was made in cash from proceeds of the Partnership; however, it is anticipated that the Jacksonville Shells Equipment will subsequently be leveraged as provided for in the Prospectus. The Partnership presently does not have a financing commitment.

     The Partnership and Shells Seafood Restaurant, Inc. entered into the Partnership's standard form of equipment lease commencing on June 1, 1997 ("Jacksonville Shells Seafood Lease"). Under the terms of the Jacksonville Shells Seafood Lease, Shells Seafood is responsible for all expenses related to the Jacksonville Shells Equipment including taxes, insurance, maintenance and repair costs. The lease term is 60 months and the minimum annual rent is $31,781 payable in monthly installments of $2,648 on the 1st day of each month. The annual rent remains fixed for the entire Jacksonville Shells Lease term.

     At the end of the Jacksonville Shells Seafood Lease term, upon at least 90 days prior irrevocable notice to the Partnership, Shells Seafood may purchase all of the Jacksonville Shells Equipment for the fair market value or $11,866, whichever is less. The General Partners believe that the amount of insurance carried by Shells Seafood is adequate.

     Shells Seafood paid the first and last month's rent of $5,297 and interim rent in the amount of $441 to the Partnership. An affiliate of the Managing General Partner received an Acquisition Fee from the Partnership in an amount equal to $4,746, and expect to receive an additional fee of $1,187 from the Partnership after leveraging the Jacksonville Shells Equipment, as provided for in the Partnership Agreement. In addition, Shells Seafood paid a commitment fee equal to $1,187 to the same affiliate as provided for in the Partnership Agreement.

     On May 27, 1997, the Partnership acquired restaurant equipment to be used in the operation of a Shells Seafood Restaurant, located at 1551 3rd Street,
SW, Winter Haven, Florida  (the "Winter Haven Shells Equipment").   The Winter
Haven Shells Equipment was purchased from various vendors for a total cost of $93,460 and leased to Shells Seafood Restaurants, Inc., a Delaware corporation ("Shells Seafood"). The headquarter offices of Shells Seafood are located at 16316 N. Dale Mabry Highway, Suite 100, Tampa, Florida. Shells Seafood owns and operates the Shells Seafood Restaurant. The purchase was made in cash from proceeds of the Partnership; however, it is anticipated that the Winter Haven Shells Equipment will subsequently be leveraged as provided for in the Prospectus. The Partnership presently does not have a financing commitment.

     The Partnership and Shells Seafood Restaurant, Inc. entered into the Partnership's standard form of equipment lease commencing on June 1, 1997 ("Winter Haven Shells Seafood

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Lease").  Under the terms of the Winter Haven Shells Seafood Lease, Shells
Seafood is responsible for all expenses related to the Winter Haven Shells Equipment including taxes, insurance, maintenance and repair costs. The lease term is 60 months and the minimum annual rent is $25,032 payable in monthly installments of $2,086 on the 1st day of each month. The annual rent remains fixed for the entire Winter Haven Shells Lease term.

     At the end of the Winter Haven Shells Seafood Lease term, upon at least 90 days prior irrevocable notice to the Partnership, Shells Seafood may purchase all of the Winter Haven Shells Equipment for the fair market value or $9,346, whichever is less. The General Partners believe that the amount of insurance carried by Shells Seafood is adequate.

     Shells Seafood paid the first and last month's rent of $4,172 and interim rent in the amount of $348 to the Partnership. An affiliate of the Managing General Partner received an Acquisition Fee from the Partnership in an amount equal to $3,738, and expect to receive an additional fee of $935 from the Partnership after leveraging the Winter Haven Shells Equipment, as provided for in the Partnership Agreement. In addition, Shells Seafood paid a commitment fee equal to $935 to the same affiliate as provided for in the Partnership Agreement.

     On June 4, 1997, the Partnership acquired restaurant equipment to be used in the operation of a Golden Corral Restaurant located at 11801 56th Street North, Temple Terrace, Florida (the "Golden Corral Equipment"). The Golden Corral Equipment was purchased from various vendors for a total cost of $506,198 and leased to Corral South Store 4, Inc. a Florida corporation dba Golden Corral Restaurant ("Corral South 4"). The headquarter offices of Corral South 4 are located at 2665 S. Oak Ridge Court, Fort Myers, Florida. Corral South 4 owns and operates the Golden Corral Restaurant under a franchise agreement. The purchase was made in cash from proceeds of the Partnership; however, it is anticipated that the Golden Corral Equipment will subsequently be leveraged as provided for in the Prospectus. The Partnership presently does not have a financing commitment.

     The Partnership and Corral South 4 entered into the Partnership's standard form of equipment lease commencing on June 15, 1997 ("Corral South 4 Lease"). Under the terms of the Corral South 4 Lease, Corral South 4 is responsible for all expenses related to the Golden Corral Equipment including taxes, insurance, maintenance and repair costs. The lease term is 60 months and the annual rent is $131,207 payable in monthly installments of $10,934 on the 15th day of each month. The annual rent remains fixed for the entire Golden Corral Lease term. All obligations under the Corral South 4 Lease are guaranteed by David C. Brown, an individual.

     At the end of the Corral South 4 Lease term, upon at least 90 days prior irrevocable notice to the Partnership, Corral South 4 may purchase all of the Golden Corral Equipment for $1.00. The General Partners believe that the amount of insurance carried by Corral South 4 is adequate.

     At closing Corral South 4 paid the first and last month's rent of $21,868 and interim rent in the amount of $4,374 to the Partnership. An affiliate of the Managing General Partner received an Acquisition Fee from the Partnership in an amount equal to $20,248, and expect to receive an additional fee of $5,062 from the Partnership after leveraging the Golden Corral Equipment, as provided for in the Partnership Agreement. In addition, Corral South 4 paid a commitment fee equal to $5,500 to the same affiliate as provided for in the Partnership Agreement.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              By: Captec Franchise Capital Corporation L.P. IV Managing General Partner of
                                    Captec Franchise Capital Partners L.P. IV



                              By:   /s/ W. Ross Martin
                                    --------------------------------------------
                                    W. Ross Martin
                                    Chief Financial Officer and Vice President,
                                    a duly authorized officer

                              Date: June 13, 1997




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